Exhibit 99.1
AMENDMENT NO. 1 TO LOAN AGREEMENT
     This Amendment No. 1 (the “Amendment”) dated as of February 13, 2009, is between Bank of America, N.A. (the “Bank”) and Graham Corporation (the “Borrower”).
RECITALS
     A. The Bank and the Borrower entered into a certain Loan Agreement dated as of December 5, 2007 (together with any previous amendments, the “Agreement”).
     B. The Bank and the Borrower desire to amend the Agreement.
AGREEMENT
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
     2. Amendments. The Agreement is hereby amended as follows:
     2.1 Paragraph 8.4(b) is hereby amended to read in its entirety as follows:
          (b) provided that immediately before and after such declaration or payment no event of default has occurred, Borrower is in compliance with Section 8.3 and Borrower has earnings available for such purposes, dividends, redemptions of stock, distributions and withdrawals to its owners not in excess of One Million Two Hundred Thousand Dollars ($1,200,000) per fiscal year in the aggregate; provided, however, Borrower may make share repurchases of an aggregate maximum of 1,000,000 shares OF Borrower common stock prior to July 29, 2009 under its stock repurchase program announced January 29, 2009.
     2.2 Paragraph 8.11 is hereby amended to read in its entirety as follows:
          8.11 Management. Not to make any change in the present president, chief operating officer, or chief financial officer of the Borrower other than for cause unless Borrower shall have provided advance written notice of the change identifying, and providing reasonable background information regarding, the successor.
     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:
     4.1 Payment by the Borrower of all costs, expenses and attorneys’ fees incurred by the Bank in connection with this Amendment.
     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
     6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
     The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

Bank of America, N.A.
By	/s/ Colleen O’Brien
Colleen O’Brien
Senior Vice President

GRAHAM CORPORATION
By	/s/ Jennifer R. Condame		[(Seal)]
	Typed Name	Jennifer R. Condame
	Title	Chief Accounting Officer